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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 9, 2002

                              AGRILINK FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)

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
                 New York                              333-70143                        16-0845824
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification Number)
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           90 Linden Oaks, Rochester, New York      14625
      ----------------------------------------- -------------
        (Address of Principal Executive Offices)    (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850



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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired.

                  None

(b)      Pro-Forma Financial Information.

                  None

(c)      Exhibits

Exhibit No.     Description
----------      -----------
99.1            Consent Solicitation Statement regarding Consent Solicitation in respect of all outstanding 11 7/8% Senior Subordinated Notes Due
                2008 of Agrilink Foods, Inc.

99.2            Form of Consent Letter


Item 9. Regulation FD Disclosure

Attached hereto as exhibits which are incorporated herein by reference are the Consent Solicitation Statement regarding a consent solicitation in respect of all outstanding 11 7/8% Senior Subordinated Notes Due 2008 (the "Notes") of Agrilink Foods, Inc. ("Agrilink Foods"), which commenced July 9, 2002, and the accompanying form of Consent Letter.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AGRILINK FOODS, INC.



Date:    July 9, 2002                    By:   /s/ Earl L. Powers
                                               ---------------------------------
                                               Earl L. Powers,
                                               Executive Vice President and
                                                    Chief Financial Officer
                                               (Principal Financial Officer and
                                               Principal Accounting Officer)



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                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
99.1              Consent Solicitation Statement regarding Consent Solicitation in respect of all outstanding 11 7/8% Senior Subordinated
                  Notes Due 2008 of Agrilink Foods, Inc.

99.2              Form of Consent Letter







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